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                                                                   Exhibit 10.19

                              EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of the 1st day of November, 1999, by and between MGC COMMUNICATIONS, INC., a Nevada corporation (the "Company") and NIELD J. MONTGOMERY ("Employee").

                         W I T N E S S E T H   T H A T:

            The parties, for and in consideration of the mutual and reciprocal covenants and agreements hereinafter contained, do contract and agree as follows:

      1. Employment: Company hereby employs Employee and Employee hereby accepts employment by Company upon all of the terms and conditions as are hereinafter set forth.

      2. Duties:

            A. Employee shall devote such time as the parties may determine to be reasonable in connection with the following: (i) Employee shall use good faith efforts to advise Company on regulatory developments of importance to Company's business and to provide a monthly report to Company for such purposes,
(ii) Employee shall make himself available to Company at any time, to testify, at the request of Company in any legal, regulatory or administrative proceedings involving any matters with which Employee was involved during his employment with Company prior to November 1, 1999, and (iii) such other duties as are mutually agreeable to the parties.

            B. In the event Employee is contacted by parties or their legal counsel involved in litigation adverse to the Company or its affiliates, Employee (i) agrees to provide notice of such contact as soon practicable; and
(ii) acknowledges that any communication with or in the presence of legal counsel for the Company (including without limitation the Company's outside legal counsel, the Company's inside legal counsel and legal counsel of each related or affiliated entity of the Company) shall be privileged to the extent recognized by law and, further, will not do anything to waive such privilege unless and until a court of competent jurisdiction decides that the communication is not privileged. In the event the existence or scope of the privileged communication is subject to legal challenge, then the Company must either waive the privilege or pursue litigation to protect the privilege at the Company's sole expense.

      3. Term of Agreement: This Agreement shall be effective as of November 1, 1999 (the "Effective Date") and Employee's employment hereunder shall continue until April 1, 2001.

      4. Limitations of Executive Duties: Employee shall not, without consent first being given by the Chairman or Board of Directors of the Company:

            A. Enter into any contract, oral or written, in the name of, for or on behalf of Company.


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            B. Use any money belonging to Company or pledge its credit.

            C. Commit or suffer to be committed any act whereby Company's property may be subject to attachment or seizure.

            D. Cause Company to become a guarantor, surety or endorser or give any note for the benefit of any other person whomsoever.

            Employee shall indemnify and hold Company harmless from and against any and all damages, actions, causes of action, claims and other liabilities, contingent or otherwise, directed toward Company by others as a result of Employee's violation of any of the provisions hereof.

      5. Compensation: During the term of this Agreement, Company agrees to pay to Employee, and Employee agrees to accept from Company, in full payment for services rendered by Employee and work to be performed by him under the terms of this Agreement, a monthly base salary of Five Thousand Dollars ($5,000.00), payable in installments in accordance with the Company's payroll practices.

      6. Fringe Benefits: Employee shall not be entitled to participate in any benefit plans of Company or any other fringe benefits, whether or not offered to any other employees of Company.

      7. Deductions: Deductions shall be made from Employee's salary for social security, Medicare, federal and state withholding taxes, and any other such taxes as may from time to time be required by governmental authority.

      8. Expenses. During the term of this Agreement, Company agrees to reimburse Employee, after presentation of receipts and other appropriate documentation, for all reasonable, ordinary and necessary travel costs and other necessary expenses incurred by Employee in performing his duties pursuant to this Agreement to the extent such expenses have been approved by the Chairman of Company.

      9. Termination:

            A. Employee may, with or without cause, terminate this Agreement by giving to Company thirty (30) days written notice.

            B. Company may terminate this Agreement immediately for "cause". Cause shall be defined as any of the following: (i) Employee shall commit a felony or other act involving moral turpitude, or (ii) Employee shall commit any act of prohibitive conduct as set forth in Item 4 of this Agreement. Any termination under this Paragraph B shall take effect immediately upon Employee's receipt of written notice from Company to Employee. The failure of Company to terminate Employee's employment hereunder for cause as a result of any of the foregoing at any one or more times shall not affect Company's ability to terminate Employee's employment hereunder for cause as a result of the subsequent occurrence of any act giving rise to "cause" hereunder.

      10. Assignment: This Agreement, as it relates to the employment of Employee, is a personal contract and the rights and interests of Employee hereunder may not be sold, transferred, assigned,

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pledged or hypothecated. However, this Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns including, without limitation, any corporation or other entity into which the Company is merged or which acquires all or substantially all of the outstanding common stock or assets of the Company.

      11. Breach by Company. If there is a dispute regarding the payment of any sum by Company hereunder, Company shall not be deemed to have failed to have made a payment hereunder if pending the resolution of such dispute, Company pays the amount in dispute into court or into an escrow account at Company's bank or with Company's corporate counsel.

      12. Remedies Not Exclusive. The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which any party may otherwise have.

      13. Invalid Provisions: The invalidity of any one or more of the clauses or words contained in this Agreement shall not affect the reasonable enforceability of the remaining provisions of this Agreement, all of which are inserted herein conditionally upon being valid in law; and in the event that one or more of the words or clauses contained herein shall be invalid, this instrument shall be construed as if such invalid words or clauses had not been inserted or, alternatively, said words or clauses shall be reasonably limited to the extent that the applicable court interpreting the provisions of this Agreement considers to be reasonable.

      14. Binding Effect: All the terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

      15. Jurisdiction: Each of the undersigned further agrees that any action or proceeding brought or initiated in respect of this Agreement may be brought or initiated in the State Court of Clark County, Nevada, and each of the undersigned consents to the exercise of personal jurisdiction and the placement of venue in any of such courts, or in any jurisdiction allowed by law, in any such action or proceeding and further consents that service of process may be effected in any such action or proceeding in such manner as may be permitted by law. Each of the undersigned further agrees that no such action shall be brought against any party hereunder except in one of the courts above named.

      16. Attorney's Fees: In the event an action is taken by either party to enforce this Agreement or resolve a dispute in connection herewith, the prevailing party shall be entitled to recover the costs incurred with the prosecution and defense of such action, including reasonable attorney's fees.

      17. Waiver of Breach or Violation Not Deemed Continuing: The waiver by either party of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach hereof.

      18. Entire Agreement; Law Governing: This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof, by and between Company and Employee, and contains all the covenants and agreements among the parties with respect to such subject matter. This Agreement shall be construed in accordance with the laws of the State of Nevada.


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      19. Item Headings: The item headings contained in this Agreement are for convenience only and shall in no manner be construed as a part of this Agreement.

      IN WITNESS WHEREOF, Company has hereunto caused this Agreement to be executed by a duly authorized officer and its seal to be affixed and Employee has hereunto set his hand and seal as of the day and year first above written.

                                        EMPLOYEE:

                                        _________________________________ (SEAL)
                                        NIELD J. MONTGOMERY

                                        EMPLOYER:

                                        MGC COMMUNICATIONS, INC.

                                        By:_____________________________________
                                                       President

                                                   (CORPORATE SEAL)

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